The Royce Fund

Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2015

Royce Heritage Fund

Effective today, the disclosure that appears under the heading “Investment Adviser and Portfolio Management” is deleted in its entirety and replaced with the information below.

Royce serves as investment adviser to the Fund. Steven G. McBoyle serves as the Fund’s lead portfolio manager and Charles M. Royce manages the Fund with him. Mr. McBoyle became lead portfolio manager of the Fund on February 1, 2015. He previously served as portfolio manager (2012-2015) and assistant portfolio manager (2011-2012). Mr. Royce has been a manager of the Fund since its inception.

Effective today, all other disclosure relating to the portfolio management of Royce Heritage Fund is hereby updated so that it is consistent with the information immediately above.

October 15, 2015

RHFCRK-SUP-1015